[LOGO]JPMORGAN



U.S. HIGH YIELD BOND FUND
ANNUAL REPORT




AUGUST 31, 2002

JPMORGAN U.S. HIGH YIELD BOND FUND
AS OF AUGUST 31, 2002 (UNAUDITED)

Q: HOW DID THE FUND PERFORM?

A: The inception date of JPMorgan U.S. High Yield Bond Fund, which seeks to provide high total return from a portfolio of high-yield fixed-income securities of domestic issuers, was December 31, 2001. For the eight-month period ended August 31, 2002, the Fund fell 9.58% (Class A Shares, without sales charge). This compares to a fall of 6.77% from its benchmark index, the Merrill Lynch High Yield Master II Index. Please note that the Fund was closed on September 30, 2002.


Q: WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A: The Fund underperformed its benchmark during the period for three reasons. First, because the Fund was a new vehicle, it had to absorb the transaction costs associated with building a portfolio. Second, because the Fund was launched on December 31, 2001, it made many purchases during January (typically a strong period in the high yield market) and bought a number of assets at inflated prices. Finally, the size of the Fund - only $10 million - constrained our ability to achieve sufficient diversification. We missed part of the August rally because we were carrying large cash balances in preparation for liquidating the Fund.

Q: HOW WAS THE FUND MANAGED?

A: The high yield sector rallied in the early part of 2002 as the U.S. economy began to show signs of recovery. Basic industrial and consumer sectors performed well, while telecommunications, cable and technology remained under pressure. We pared back our telecom holdings as the breadth of the market improved, diversifying our position. Later in the spring, the market declined in the wake of weaker economic data. The market also had to grapple with more than $100 billion in investment-grade debt that had been downgraded to high-yield status. In August, the market rebounded and several distressed sectors regained some of the value lost in previous months.

Throughout the period, we sought to diversify broadly among sectors and names. While we could not achieve as broad a diversification as we wanted, we distributed our investments so as to avoid significant exposure. We also avoided the investment-grade issues that had been downgraded into the high-yield market, which performed poorly. Unfortunately, the lack of market liquidity affected every position in every sector. Although we were underweight telecom, the telecom positions we held did not perform well. Finally, the Fund was negatively impacted by security selection, specifically holdings such as Adelphia and Conseco.

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------
                                                 SINCE INCEPTION
                                                    (12/31/01)
-----------------------------------------------------------------
Class A Shares
    Without Sales Charge                              -9.58%
    With Sales Charge*                               -13.67%
-----------------------------------------------------------------
Class B Shares
    Without CDSC                                      -9.88%
    With CDSC**                                      -14.17%


LIFE OF FUND PERFORMANCE (12/31/01 TO 8/31/02)

[CHART]

                      JPMORGAN U.S. HIGH YIELD BOND      MERRILL LYNCH U.S. HIGH YIELD          LIPPER HIGH YIELD
                       FUND (CLASS A SHARES)                    BOND MASTER II                   BOND FUNDS INDEX

   12/31/01                           10,000.00                          10,000.00                         10,000.00
   01/31/02            -1.33%          9,867.00           0.55%          10,055.00            0.24%        10,024.00
   02/28/02            -1.15%          9,753.53          -1.32%           9,922.27           -1.77%         9,846.58
   03/31/02             2.40%          9,987.61           2.52%          10,172.31            1.98%        10,041.54
   04/30/02             0.29%         10,016.57           1.60%          10,335.07            1.05%        10,146.98
   05/31/02            -1.06%          9,910.39          -0.76%          10,256.52           -1.00%        10,045.51
   06/30/02            -4.61%          9,453.52          -7.74%           9,462.67           -5.63%         9,479.95
   07/31/02            -4.40%          9,037.57          -3.88%           9,095.52           -3.28%         9,169.01
   08/31/02             0.06%          9,041.95           2.50%           9,322.91            1.72%         9,326.72


Source: Lipper Analytical Services. Past Performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Sales Charge for Class A Shares is 4.50%.

**Assumes 5% CDSC (contingent deferred sales charge) for the period since inception.


The Fund commenced operations on 12/31/01.
All Share Classes were introduced on 12/31/01.


The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. High Yield Bond Fund, Merrill Lynch U.S. High Yield Bond Master II, and Lipper High Yield Bond Funds Index from December 31, 2001 to August 31, 2002. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch U.S. High Yield Bond Master II is an index of U.S currency high-yield bonds issued by U.S. and non-U.S. issued maturities of one year or more and a credit rating lower than BBB-/Baa3. The Lipper High Yield Bond Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.


Capital gains are subject to federal income tax, and some investors may be subject to certain state and local taxes.

Class A Shares have a $2,500 minimum initial deposit and carry a 4.50% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                (UNAUDITED)

JPMORGAN U.S. HIGH YIELD BOND FUND
PORTFOLIO OF INVESTMENTS

As of August 31, 2002
(Amounts in thousands)

 PRINCIPAL
  AMOUNT
   (USD)      ISSUER                                                      VALUE
-------------------------------------------------------------------------------
  LONG - TERM INVESTMENTS - 52.1%
-------------------------------------------------------------------------------
          U.S. TREASURY SECURITY -- 0.6%
    $50   U.S. Treasury Note, 3.25%, 12/31/03 @                             $51
          (Cost $50)

          CORPORATE NOTES & BONDS -- 51.5%
          ADVERTISING -- 1.5%
    200   Penton Media, Inc., #, 11.88%, 10/01/07                           134
          AUTOMOTIVE -- 2.3%
    200   Dura Operating Corp., Ser. B, 8.63%, 04/15/12                     202
          BROADCASTING/CABLE -- 2.7%
    300   Mediacom LLC/Mediacom Capital Corp., 9.50%, 01/15/13              240
          CHEMICALS -- 2.3%
    200   Methanex Corp., 8.75%, 08/15/12                                   204
          CONSTRUCTION -- 6.4%
    305   D.R. Horton, Inc., 8.50%, 04/15/12                                295
    300   Standard-Pacific Corp., 9.25%, 04/15/12                           283
                                                                        -------
                                                                            578
          ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.8%
    250   Ucar Finance, Inc., 10.25%, 02/15/12                              248
          ENTERTAINMENT/LEISURE -- 2.0%
    200   Six Flags, Inc., 9.50%, 02/01/09                                  179
          FINANCIAL SERVICES -- 2.1%
    200   Bluewater Finance LTD (Cayman Islands), #, 10.25%, 02/15/12       188

          MACHINERY & ENGINEERING EQUIPMENT -- 4.4%
    200   Joy Global, Inc., Ser. B, 8.75%, 03/15/12                         200
    200   NMHG Holding Co., #, 10.00%, 05/15/09                             202
                                                                        -------
                                                                            402
          MULTI-MEDIA -- 3.5%
    250   EchoStar DBS Corp., 9.38%, 02/01/09                               247
    150   Paxson Communications Corp., SUB, 0.00%, 01/15/09                  71
                                                                        -------
                                                                            318
          OIL & GAS -- 8.5%
    100   Chesapeake Energy Corp., 8.13%, 04/01/11                           99
    150   Frontier Oil Corp., 11.75%, 11/15/09                              152
    150   Stone Energy Corp., 8.25%, 12/15/11                               152
    200   Swift Energy Co., 9.38%, 05/01/12                                 189
    250   Tesoro Escrow Corp., #, 9.63%, 04/01/12                           179
                                                                        -------
                                                                            771
          PAPER/FOREST PRODUCTS -- 2.4%
    250   Buckeye Technologies, Inc., 9.25%, 09/15/08                       215
          REAL ESTATE INVESTMENT TRUST -- 2.3%
    200   Ventas Realty LP/Ventas Capital Corp., #, 9.00%, 05/01/12         204
          RETAILING -- 1.6%
    200   Rite Aid Corp., 11.25%, 07/01/08                                  140
          SEMI-CONDUCTORS -- 2.3%

                           See notes to financial statements.

 PRINCIPAL
  AMOUNT
   (USD)      ISSUER                                                      VALUE
-------------------------------------------------------------------------------
    200 Fairchild Semiconductor International, Inc., 10.50%, 02/01/09 209 STEEL -- 1.2%
    100   Oregon Steel Mills, Inc., #, 10.00%, 07/15/09                     103
          TELECOMMUNICATIONS -- 2.1%
    100   Alamosa Delaware, Inc., 13.63%, 08/15/11                           34
    200   Nextel Communications, Inc., 9.38%, 11/15/09                      153
                                                                         ------
                                                                            187
          UTILITIES -- 1.1%
    100   Westar Energy, Inc., #, 7.88%, 05/01/07                            96
          ---------------------------------------------------------------------
          Total Corporate Notes & Bonds                                   4,618
          (Cost $5,094)
-------------------------------------------------------------------------------
          Total Long-Term Investments                                     4,669
          (Cost $5,144)
-------------------------------------------------------------------------------
        SHORT-TERM INVESTMENTS - 47.9%
-------------------------------------------------------------------------------

          U.S. GOVERNMENT AGENCY SECURITY -- 23.0%
  2,061   Federal Home Loan Bank, DN, 1.79%, 09/03/02                     2,061
          (Cost $2,061)
 SHARES
          MONEY MARKET FUND -- 24.9%
  2,226   JPMorgan Prime Money Market Fund (a) +                          2,226
          (Cost $2,226)
-------------------------------------------------------------------------------
          Total Short-Term Investments                                    4,287
          (Cost $4,287)
-------------------------------------------------------------------------------
          Total Investments-- 100.0%                                     $8,956
          (Cost $9,431)
-------------------------------------------------------------------------------


FUTURES CONTRACTS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        NOTIONAL              UNREALIZED
        NUMBER                                                                           VALUE AT            APPRECIATION/
          OF                                                      EXPIRATION           8/31/02               (DEPRECIATION)
      CONTRACTS        DESCRIPTION                                   DATE                 (USD)                  (USD)
-------------------------------------------------------------------------------------------------------------------------------
                       SHORT FUTURES OUTSTANDING
          (9)          10 Year Treasury Notes                 December, 2002              ($1,006)                 ($8)


INDEX:
#    -    All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
+    -    All or a portion of this security is segregated for TBA, when issued delayed delivery securities or swaps.
@    -    Security is fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts.
(a)  -    Affiliated. Money market fund registered under the Investment Company
          Act of 1940, as amended and advised by JPMorgan Fleming Asset Management, Inc.
DN   -    Discount Note. The rate shown is the effective yield at the date of purchase.
SUB  -    Step-up Bond. The maturity date shown is the actual maturity date; the rate shown is the rate in effect as of August 31, 2002.
USD  -    United States Dollar.


                           See notes to financial statements.

JPMORGAN U.S. HIGH YIELD BOND FUND
STATEMENT OF ASSETS & LIABILITIES

As of August 31, 2002
(Amounts in thousands, except per share amounts)


ASSETS:
   Investment securities, at value                                         $  8,956
   Receivables:
        Interest and dividends                                                  127
        Expense reimbursements                                                    4
-----------------------------------------------------------------------------------
Total Assets                                                                  9,087
-----------------------------------------------------------------------------------

LIABILITIES:
   Payables:
        Variation Margin                                                          1
   Accrued liabilities:
        Distribution fees                                                         2
        Custodian fees                                                           14
        Other                                                                    29
-----------------------------------------------------------------------------------
Total Liabilities                                                                46
-----------------------------------------------------------------------------------

NET ASSETS:
   Paid in capital                                                           10,495
   Accumulated undistributed (overdistributed) net investment income             --^
   Accumulated net realized gain (loss) on investments and futures             (971)
   Net unrealized appreciation (depreciation) of investments and futures       (483)
-----------------------------------------------------------------------------------
Total Net Assets                                                           $  9,041
-----------------------------------------------------------------------------------
Shares of beneficial interest outstanding ($0.001 par value; unlimited number of shares authorized):
   Class A Shares                                                               667
   Class B Shares                                                                35
Net Asset Value:
   Class A Shares (and redemption price)                                   $  12.87
   Class B Shares*                                                         $  12.87
  Class A Maximum Public Offering Price Per Share
    (net asset value per share/95.5%)                                      $  13.48
-----------------------------------------------------------------------------------
Cost of investments                                                        $  9,431
-----------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

^ Amount rounds to less than one thousand.

                           See notes to financial statements.

JPMORGAN U.S. HIGH YIELD BOND FUND
STATEMENT OF OPERATIONS

 For the periods indicated
(Amounts in thousands)

                                                                       12/31/01**
                                                                        THROUGH
                                                                        8/31/02
===============================================================================
  INVESTMENT INCOME:
     Interest                                                          $   561
     Dividend income from affiliated investments*                            8
-------------------------------------------------------------------------------
  Total investment income                                                  569
-------------------------------------------------------------------------------

  EXPENSES:
     Investment advisory fees                                               35
     Administration fees                                                    10
     Shareholder servicing fees                                             16
     Distribution fees                                                      18
     Custodian fees                                                         39
     Printing and postage                                                    2
     Professional fees                                                      32
     Registration expenses                                                   6
     Transfer agent fees                                                    25
     Trustees' fees                                                         --^
     Other                                                                   1
-------------------------------------------------------------------------------
  Total expenses                                                           184
-------------------------------------------------------------------------------
     Less amounts waived                                                    67
     Less earnings credits                                                   4
     Less expense reimbursements                                            38
-------------------------------------------------------------------------------
                  Net expenses                                              75
-------------------------------------------------------------------------------
  Net investment income                                                    494
-------------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
          Investments                                                     (891)
          Futures                                                          (80)
     Change in net unrealized appreciation/depreciation of:
          Investments                                                     (475)
          Futures                                                           (8)
-------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments and
       futures                                                          (1,454)
-------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations             $  (960)
-------------------------------------------------------------------------------
*Includes reimbursements of investment advisory, administration
       and shareholder servicing fees :                                $     1
-------------------------------------------------------------------------------

**   Commencement of operations.
^    Amount rounds to less than one thousand.

                           See notes to financial statements.

JPMORGAN U.S. HIGH YIELD BOND FUND
STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
(Amounts in thousands)


                                                                          12/31/01 *
                                                                           THROUGH
                                                                           8/31/02
===================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                     $   494
  Net realized gain (loss) from investments and futures                        (971)
  Change in net unrealized appreciation/depreciation from investments and
      futures                                                                  (483)
-----------------------------------------------------------------------------------
      Increase (decrease) in net assets from operations                        (960)
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                        (501)
-----------------------------------------------------------------------------------
INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                          10,502
-----------------------------------------------------------------------------------
     Total increase (decrease) in net assets                                  9,041
NET ASSETS:
    Beginning of period                                                          --
-----------------------------------------------------------------------------------
    End of period                                                           $ 9,041
-----------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME           $    --^
-----------------------------------------------------------------------------------

* Commencement of operations.
^ Amount rounds to less than one thousand.

                           See notes to financial statements.

JPMORGAN U.S. HIGH YIELD BOND FUND
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

J.P. Morgan Series Trust ("JPMST") (the "Trust") was organized on August 15, 1996, as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company.

In 2002, the JPMorgan U.S. High Yield Bond Fund ("USHY" or the "Fund") changed its fiscal year end from October 31 to August 31. USHY commenced operations on December 31, 2001.

Class A shares generally provide for a front-end sales charge while Class B shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium - a high interest rate or yield - because of the increased risk of loss. These securities can be also subject to greater price volatility.

2.   SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Fixed income securities, (other than convertible bonds), with a maturity of 61 days or more held by the Fund will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. Certain fixed income securities are valued at closing market prices supplied by brokers considered to be active in the market. Certain investments held by the Fund may be traded by a market maker who may be also utilized to provide pricing information used to value such investments. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value.

B. FUTURES CONTRACTS -- When the Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled.

The Fund invests in exchange-traded interest rate futures for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

Use of long futures contracts subject the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subject the Fund to unlimited risk of loss.

The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of August 31, 2002, the Fund had outstanding futures contracts as listed on its Portfolio of Investments.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

D. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. FEDERAL INCOME TAXES -- The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

F. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

                               ACCUMULATED              ACCUMULATED
                             UNDISTRIBUTED/             NET REALIZED
          PAID-IN           (OVERDISTRIBUTED)           GAIN (LOSS)
          CAPITAL         NET INVESTMENT INCOME        ON INVESTMENTS
-------------------------------------------------------------------------------
          $(7)                     $7                        $ -


The reclassifications primarily relate to the character for tax purposes of non-deductible 12b-1 fees.

The tax character of distributions paid during the period ended August 31, 2002 were as follows (amounts in thousands):


ORDINARY         LONG-TERM       RETURN OF                    TOTAL
 INCOME        CAPITAL GAIN       CAPITAL                DISTRIBUTIONS
-------------------------------------------------------------------------------
 $501                $-              $-                       $501

At August 31, 2002, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):


Current distributable ordinary income                    $   -
Plus/Less: cumulative timing differences
                                                             -^
                                                   ------------

Undistributed ordinary income or
overdistribution of ordinary income                      $   -^
                                                   ============

Current distributable long-term capital
gain or tax basis capital loss carryover                   (978)

Plus/Less: cumulative timing differences                      -
                                                   ------------

Undistributed long-term gains/
accumulated capital loss
                                                          (978)
                                                   ============

Unrealized appreciation (depreciation)                  $ (475)

^ Amount rounds to less than one thousand.

For the Fund, the differences between book and tax basis unrealized appreciation (depreciation) is primarily attributable to mark to market of futures. The cumulative timing difference account primarily consists of deferred compensation.

At August 31, 2002, the fund has a capital loss carryover which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders (amounts in thousands):



   AMOUNT                   EXPRIATION DATE
----------------------------------------------
   $ (978)                 August 31, 2010


3.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to an Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. ("JPMIM") (the "Adviser") a wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan"), acts as the investment adviser to the Fund. The Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.55% of the average daily net assets for the Fund.

The Adviser waived fees as outlined in Note 3.F. below.

The Fund may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to reimburse its advisory fee from the Fund in an amount sufficient to offset any duplicate investment advisory, administration and shareholder servicing fees related to a Fund's investment in an affiliated money market fund.

B. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, JPMorgan Chase Bank ("JPMCB") (the "Administrator") provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, L.P. ("BISYS") serves as the Fund's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.15% and 1.65% of average daily net assets of Class A and Class B Shares respectively.

The contractual expense limitation agreement was in effect since the commencement of operations.

The Administrator waived fees and reimbursed expenses as outlined in Note 3.F. below.

C. DISTRIBUTION FEES -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's exclusive underwriter and promotes and arranges for the sale of the Fund's shares. JPMFD receives no compensation in its capacity as the Fund's underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A and B Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of average daily net assets of Class A and Class B Shares, respectively.

In addition, JPMFD receives any contingent deferred sales charges ("CDSC") from redemptions of Class B Shares.

The Distributor waived fees as outlined in Note 3.F. below.

D. SHAREHOLDER SERVICING FEES - The Trust has entered into a Shareholder Servicing Agreement on behalf of the Fund with JPMCB under which JPMCB provides account administration and personal account maintenance services to the shareholders. JPMCB may obtain the services of one or more shareholder servicing agents. For these services JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal 0.25% of the average daily net assets of Class A and Class B Shares.

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and JPMST are parties to separate servicing and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Fund available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMST and JPMCB is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

The Shareholder Servicing Agent waived fees as outlined in Note 3.F. below.

E. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio accounting and custody services for the Fund. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

F. WAIVERS AND REIMBURSEMENTS -- For the period ended August 31, 2002, the Fund's vendors waived fees and the Administrator contractually reimbursed expenses for the Fund as follows (amounts in thousands):


                                  CONTRACTUAL WAIVERS
------------------------------------------------------------------------------------------
INVESTMENT                        SHAREHOLDER                                CONTRACTUAL
 ADVISORY     ADMINISTRATION       SERVICING       DISTRIBUTION    TOTAL    REIMBURSEMENTS
------------------------------------------------------------------------------------------
       35                10               16                  6      67            38

G. OTHER - Certain officers of the Trusts are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

For the period ended August 31, 2002, the Fund incurred approximately $99 as brokerage commissions with affiliated brokers/dealers.

4.   CLASS SPECIFIC EXPENSES

The Fund's class specific expenses for the period ended August 31, 2002 are as follows (amounts in thousands):



                        SERVICING            DISTRIBUTION      TRANSFER AGENT
-------------------------------------------------------------------------------
Class A                    $      15            $    16              $      24
Class B                            1                  2                      1
                     ----------------     --------------      -----------------
                           $      16            $    18              $      25


5.   CLASS SPECIFIC DISTRIBUTIONS

The Fund's class specific distributions from net investment income and realized gain on investment transactions for the period ended August 31, 2002 are as follows (amounts in thousands):

                          NET
                   INVESTMENT INCOME
------------------------------------
Class A           $             478
Class B                          23
                  -----------------
                  $             501
                  =================


6.   INVESTMENT TRANSACTIONS

For the period ended August 31, 2002, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):


PURCHASES                   SALES               PURCHASES          SALES
(EXCLUDING U.S.        (EXCLUDING U.S.           OF U.S.           OF U.S.
GOVERNMENT)              GOVERNMENT)            GOVERNMENT       GOVERNMENT
----------------------------------------------------------------------------
 $16,620                      $10,645                 $50         $     --

7.   FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2002 are as follows (amounts in thousands):

                       GROSS              GROSS            NET UNREALIZED
AGGREGATE            UNREALIZED         UNREALIZED          APPRECIATION
  COST              APPRECIATION       DEPRECIATION        (DEPRECIATION)
--------------------------------------------------------------------------
 $9,431                 $19              $(494)                 $(475)


At August 31, 2002, the fund had capital loss carryovers of $978, which were available to offset capital gains through the close of the fund as outlined on Note 9.

8.   CONCENTRATIONS

The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

As to illiquid investments, the Fund is subject to the risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

From time to time, the Fund may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

9.   SUBSEQUENT EVENT

Effective September 30, 2002, all outstanding shares were liquidated and the Fund was closed.

10.  CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):


                                                               CLASS A SHARES         CLASS B SHARES
                                                            ------------------------------------------
                                                             AMOUNT      SHARES     AMOUNT      SHARES
------------------------------------------------------------------------------------------------------
                                                                    Period ended August 31, 2002*
------------------------------------------------------------------------------------------------------
Shares sold                                                   $9,500        633       $500          33
Shares issued in reinvestment of distributions                   478         34         24           2
------------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares outstanding            $9,978        667       $524          35

* From commencement of operations on December 31, 2001.

JPMORGAN U.S HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS (continued)

                                                                                         CLASS A        CLASS B
                                                                                       ----------     ----------
                                                                                         12/31/01*     12/31/01*
                                                                                          THROUGH       THROUGH
                                                                                          8/31/02       8/31/02
                                                                                       ----------     ----------
Per share operating performance:
Net asset value, beginning of period                                                      $ 15.00        $ 15.00
                                                                                       ----------     ----------
Income from investment operations:
   Net investment income (loss)                                                              0.73           0.68
   Net gains or losses on securities (both realized and unrealized)                         (2.12)         (2.12)
                                                                                       ----------     ----------
       Total from investment operations                                                     (1.39)         (1.44)
                                                                                       ----------     ----------

Less distributions:
   Dividends from net investment income                                                      0.74           0.69
                                                                                       ----------     ----------
Net asset value, end of period                                                            $ 12.87        $ 12.87
                                                                                       ----------     ----------
Total Return (1)                                                                            (9.58%)(b)     (9.88%)(b)
Ratios/supplemental data:
   Net assets, end of period (millions)                                                   $     9             $-^
Ratios to average net assets:#
   Net expenses                                                                              1.15%          1.65%
   Net investment income (loss)                                                              7.74%          7.24%
   Expenses without waivers, reimbursements and earnings credits                             2.84%          3.34%
   Net investment income (loss) without waivers, reimbursements and earnings credits         6.05%          5.55%
Portfolio turnover rate                                                                       135%           135%

*    Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(b)  Not annualized.
#    Short periods have been annualized.
^    Amount rounds to less than one million.

                        REPORT OF INDEPENDENT ACCOUNTANTS


TO THE TRUSTEES AND SHAREHOLDERS OF J.P. MORGAN SERIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. High Yield Bond Fund (the "Fund") at August 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the period December 31, 2001 (commencement of operations) through August 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

As discussed in Note 9 to the financial statements, the Fund was terminated as of September 30, 2002.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
October 28, 2002

JPMORGAN U.S. HIGH YIELD BOND FUND
TRUSTEE AND OFFICER INFORMATION (UNAUDITED)
-------------------------------------------------------------------------------

The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.


NAME, CONTACT ADDRESS AND   POSITIONS  TERM OF      PRINCIPAL            NUMBER OF          OTHER DIRECTORSHIPS
DATE OF BIRTH               HELD       OFFICE AND   OCCUPATIONS DURING   PORTFOLIOS IN      HELD OUTSIDE
                            WITH       LENGTH OF    PAST 5 YEARS         JPMORGAN FUND      JPMORGAN FUND COMPLEX
                            EACH       TIME SERVED                       COMPLEX OVERSEEN
                            JPMORGAN                                     BY TRUSTEE
                            TRUST
--------------------------- ---------- ------------ -------------------- ------------------ ----------------------
NON-INTERESTED TRUSTEE(S)

William J. Armstrong;       Trustee    Trustee of   Retired; Vice               75          None
522 Fifth Avenue,                      Funds that   President and
New York, NY 10036;                    are series   Treasurer of
12/4/1941                              of JPMST     Ingersoll-Rand
                                       since 2001.  Company

Roland R. Eppley, Jr.;      Trustee    Trustee of   Retired                     75          Trustee of  Janel
522 Fifth Avenue,                      Funds that                                           Hydraulics, Inc.
New York, NY 10036;                    are series
4/1/1932                               of JPMST
                                       since
                                       2001.

Ann Maynard Gray;           Trustee    Since 2001   President of                75          Director of Duke
522 Fifth Avenue,                                   Diversified                             Energy Corporation,
New York, NY 10036;                                 Publishing Group;                       Elan Corporation, plc
8/22/1945                                           Formerly Vice                           and The Phoenix
                                                    President, Capital                      Companies
                                                    Cities/ABC, Inc.

Matthew Healey;             Trustee    Trustee of   Retired; Chief              75          None
522 Fifth Avenue,           and        Funds that   Executive Officer
New York, NY 10036;         President  are series   of certain J.P.
 8/23/1937                  of the     of JPMST     Morgan Fund Trusts
                            Board of   since
                            Trustees   1996.

Fergus Reid, III;           Trustee    Trustee of   Chairman and Chief          75          Trustee of  Morgan
522 Fifth Avenue,           and        Funds that   Executive Officer,                      Stanley Funds
New York, NY 10036;         Chairman   are series   Lumelite
 8/12/1932                  of the     of JPMST     Corporation
                            Board of   since 2001.
                            Trustees

James J. Schonbachler;      Trustee    Since 2001   Retired; Managing           75          Director of Jonathans
522 Fifth Avenue,                                   Director of                             Landing Golf Club, Inc.
New York, NY 10036;                                 Bankers Trust
1/26/1943                                           Company, Group
                                                    Head and Director,
                                                    Bankers Trust,
                                                    A.G., Zurich and
                                                    Director, BT
                                                    Brokerage Corp.

Robert J. Higgins;          Trustee    Since 2002   Retired;                    75          Director of Providian
522 Fifth Avenue,                                   President, Fleet                        Financial Corp.,
New York, NY 10036;                                 Boston Financial                        Lincoln Center for
10/9/1945                                           Corp.                                   Performing
                                                                                            Arts and  Rhode Island
                                                                                            School of Design

INTERESTED TRUSTEE(S)

Leonard M. Spalding*        Trustee    Trustee of   Retired; Chief              75          Director of Greenview
522 Fifth Avenue,                      Funds that   Executive Officer                       Trust Co.
New York, NY 10036;                    are series   of Chase Mutual
 7/20/1935                             of JPMST     Funds;  President
                                       since 2001.  and Chief
                                                    Executive Officer
                                                    of Vista Capital
                                                    Management; Chief
                                                    Investment
                                                    Executive of the
                                                    Chase Manhattan
                                                    Private Bank


- Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase & Co.


                               POSITIONS       TERM OF OFFICE
 NAME, CONTACT ADDRESS AND     HELD WITH       AND LENGTH OF                   PRINCIPAL
       DATE OF BIRTH         EACH JPMORGAN      TIME SERVED               OCCUPATIONS DURING
                                 TRUST                                       PAST 5 YEARS
---------------------------- --------------- ------------------- --------------------------------------
George Gatch;                President           Since 2001      Managing Director, J.P. Morgan
522 Fifth Avenue,                                                Investment Management, Inc.
New York, NY 10036;                                              ("JPMIM") and J.P. Morgan Fleming
12/21/1962                                                       Asset Management (USA), Inc.
                                                                 ("JPMFAM(USA)") and head of JPMorgan
                                                                 Fleming's U.S. Mutual Funds and
                                                                 Financial Intermediaries Business
                                                                 ("FFI")

David Wezdenko;              Treasurer           Since 2001      Managing Director JPMIM and
522 Fifth Avenue,                                                JPMFAM(USA) and Chief Operating
New York, NY 10036;                                              Officer for  FFI
 10/2/1963

Sharon Weinberg;             Secretary           Since 2001      Managing Director JPMIM and
522 Fifth Avenue,                                                JPMFAM(USA) and head of Business and
New York, NY 10036;                                              Product Strategy for FFI
 6/15/1959

Michael Moran;               Vice                Since 2001      Vice President, JPMIM and
522 Fifth Avenue,            President and                       JPMFAM(USA) and Chief Financial
New York, NY 10036;          Assistant                           Officer for  FFI
  7/14/1969                  Treasurer

Stephen Ungerman;            Vice                Since 2001      Vice President, JPMIM and
522 Fifth Avenue,            President and                       JPMFAM(USA), Head of the Fund
New York, NY 10036;          Assistant                           Service Group within Fund
 6/2/1953                    Treasurer                           Administration, formerly Tax
                                                                 Director and Co-head of Fund
                                                                 Administration, Prudential Insurance
                                                                 Co. and formerly Assistant Treasurer
                                                                 of mutual funds, Prudential
                                                                 Insurance Co.

Judy R. Bartlett;            Vice                Since 2001      Vice President and Assistant General
522 Fifth Avenue,            President and                       Counsel,  JPMIM and JPMFAM(USA),
New York, NY 10036;          Assistant                           formerly attorney and Assistant
  5/29/1965                  Secretary                           Secretary, Mainstay Funds and
                                                                 associate at law firm of Willkie,
                                                                 Farr & Gallagher

Joseph J. Bertini;           Vice                Since 2001      Vice President and Assistant General
522 Fifth Avenue,            President and                       Counsel, JPMIM and JPMFAM(USA) and
New York, NY 10036;          Assistant                           formerly attorney in the Mutual Fund
  11/4/1965                  Secretary                           Group, SunAmerica Asset Management,
                                                                 Inc.

Thomas J. Smith;             Vice                Since 2002      Vice President and Head of
522 Fifth Avenue,            President and                       Compliance, J.P. Morgan Chase &
New York, NY 10036;          Assistant                           Co's. asset management business in
  6/24/1955                  Secretary                           the Americas, formerly member of
                                                                 Investment Management - Risk
                                                                 Management/Compliance Group for the
                                                                 Chase Manhattan Corporation

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling 1-800-348-4782.